FINANCIAL INVESTORS TRUST

Rondure New World Fund

Rondure Overseas Fund

(each, a “Fund”)

Supplement dated June 16, 2023

To the Summary Prospectus, Prospectus and Statement of Additional Information,

each dated August 31, 2022, as supplemented

On June 14, 2023, the shareholders of each Fund approved an Agreement and Plan of Reorganization and Termination pursuant to which each Fund will be reorganized into correspondingly named series of Northern Lights Fund Trust III (each, a “Reorganization”). Each Reorganization is expected to close after the close of business on or about July 21, 2023.

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Please retain this supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.